Quarterly Holdings Report
for
Fidelity® Series International Credit Fund
September 30, 2021
SUN-NPRT3-1121
1.9882623.104
Nonconvertible Bonds - 61.2%
		Principal Amount (a)	Value ($)
Argentina - 0.2%
YPF SA 4% 2/12/26 (b)(c)		282,545	250,759

Australia - 2.0%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	150,000	174,931
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	700,000	824,921
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (d)	GBP	600,000	792,373
6.75% 12/2/44 (Reg. S) (d)		570,000	646,238
TOTAL AUSTRALIA			2,438,463
Bailiwick of Guernsey - 0.3%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	348,530

Bailiwick of Jersey - 1.7%
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	650,000	876,230
7.125% 2/14/24	GBP	750,000	1,139,124
TOTAL BAILIWICK OF JERSEY			2,015,354
Cayman Islands - 0.8%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	192,104
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	600,000	802,611
TOTAL CAYMAN ISLANDS			994,715
Denmark - 2.0%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (d)	GBP	705,000	965,840
5% 1/12/22 (c)		1,000,000	1,012,021
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	405,000	471,402
TOTAL DENMARK			2,449,263
France - 4.5%
BNP Paribas SA 2.159% 9/15/29 (c)(d)		225,000	222,870
Credit Agricole Assurances SA 4.75% 9/27/48 (d)	EUR	400,000	567,592
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	300,000	346,633
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	1,700,000	1,944,635
1.5% 10/14/24 (Reg. S)	EUR	200,000	230,512
1.875% 2/11/28 (Reg. S)	EUR	200,000	219,973
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	900,000	1,059,646
1.75% 10/7/27 (Reg. S)	EUR	200,000	230,391
Societe Generale 4.75% 11/24/25 (c)		200,000	221,950
Valeo SA 1% 8/3/28 (Reg. S)	EUR	400,000	459,429
TOTAL FRANCE			5,503,631
Germany - 4.1%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	525,000	565,601
Bayer AG:
2.375% 4/2/75 (Reg. S) (d)	EUR	2,500,000	2,925,352
3.75% 7/1/74 (Reg. S) (d)	EUR	500,000	608,134
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (d)	EUR	500,000	571,935
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	349,243
TOTAL GERMANY			5,020,265
Greece - 0.2%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (d)	EUR	250,000	287,416

Hong Kong - 0.3%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (d)	EUR	300,000	344,437

Ireland - 4.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	173,910
AIB Group PLC 1.875% 11/19/29 (Reg. S) (d)	EUR	1,000,000	1,193,402
Bank Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (d)	EUR	800,000	926,217
2.375% 10/14/29 (Reg. S) (d)	EUR	800,000	965,467
3.125% 9/19/27 (Reg. S) (d)	GBP	650,000	887,859
Cloverie PLC 4.5% 9/11/44 (Reg. S) (d)		902,000	975,378
TOTAL IRELAND			5,122,233
Italy - 3.2%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	100,000	121,174
1.75% 7/30/31 (Reg. S)	EUR	175,000	210,045
Enel SpA 3.375% (Reg. S) (d)(e)	EUR	550,000	703,980
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (d)	EUR	1,050,000	1,262,970
5.861% 6/19/32 (c)(d)		200,000	222,445
6.572% 1/14/22 (c)		1,350,000	1,371,906
TOTAL ITALY			3,892,520
Luxembourg - 4.6%
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	2,000,000	1,957,612
2.25% 4/27/27 (Reg. S)	EUR	200,000	192,682
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	971,359
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	1,050,000	1,208,348
1.75% 3/12/29 (Reg. S)	EUR	600,000	721,012
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	500,000	588,534
TOTAL LUXEMBOURG			5,639,547
Mexico - 2.4%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	511,733
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	300,000	352,457
6.5% 3/13/27		1,980,000	2,079,000
TOTAL MEXICO			2,943,190
Netherlands - 3.9%
CTP BV 0.5% 6/21/25 (Reg. S)	EUR	400,000	465,700
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (d)		964,000	1,111,338
5.75% 8/15/50 (Reg. S) (d)		1,300,000	1,474,070
JDE Peet's BV 2.25% 9/24/31 (c)		150,000	146,648
Technip Energies NV 1.125% 5/28/28	EUR	700,000	831,658
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	450,000	512,135
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	233,691
TOTAL NETHERLANDS			4,775,240
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (d)	EUR	300,000	357,968

Spain - 0.8%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	900,000	1,024,329

Sweden - 2.0%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (d)	EUR	500,000	610,335
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	580,425
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	1,060,000	1,285,754
TOTAL SWEDEN			2,476,514
Switzerland - 2.5%
Credit Suisse Group AG:
4.194% 4/1/31 (c)(d)		250,000	280,012
6.5% 8/8/23 (Reg. S)		2,500,000	2,735,750
TOTAL SWITZERLAND			3,015,762
United Kingdom - 19.2%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	234,219
Barclays PLC 2% 2/7/28 (Reg. S) (d)	EUR	500,000	592,688
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	1,250,000	1,662,884
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,575,945
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	1,370,000	1,961,165
3.75% 8/14/25 (Reg. S)	GBP	100,000	144,582
John Lewis PLC 6.125% 1/21/25	GBP	1,194,000	1,795,886
Lloyds Banking Group PLC 1.985% 12/15/31 (d)	GBP	400,000	538,188
M&G PLC:
5.625% 10/20/51 (Reg. S) (d)	GBP	750,000	1,192,277
6.5% 10/20/48 (Reg. S) (d)		200,000	244,467
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	400,000	560,518
4.5% 7/10/27 (Reg. S)	GBP	520,000	747,332
Nationwide Building Society 3.622% 4/26/23 (c)(d)		355,000	361,173
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (d)	GBP	650,000	874,663
3.622% 8/14/30 (Reg. S) (d)	GBP	250,000	356,303
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (d)	EUR	1,000,000	1,177,463
Rolls-Royce PLC 3.375% 6/18/26	GBP	1,390,000	1,883,243
SSE PLC 4.75% 9/16/77 (Reg. S) (d)		2,500,000	2,549,200
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	400,000	522,456
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	350,000	498,361
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	245,909
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (d)	GBP	400,000	595,180
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (d)	EUR	350,000	419,272
6.25% 10/3/78 (Reg. S) (d)		200,000	219,628
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	336,669
3.375% 10/16/25 (Reg. S)	GBP	800,000	1,129,606
TOTAL UNITED KINGDOM			23,419,277
United States of America - 2.0%
BAT Capital Corp.:
3.557% 8/15/27		550,000	592,589
4.7% 4/2/27		109,000	123,134
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	450,000	616,184
Southern Co. 1.875% 9/15/81 (d)	EUR	1,000,000	1,152,215
TOTAL UNITED STATES OF AMERICA			2,484,122
TOTAL NONCONVERTIBLE BONDS (Cost $74,454,346)			74,803,535

U.S. Government and Government Agency Obligations - 1.7%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 1.7%
U.S. Treasury Bonds 2.5% 2/15/45 (f)	64,000	69,115
U.S. Treasury Notes 0.75% 3/31/26 (f)	1,960,000	1,946,142

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,013,001)		2,015,257

Foreign Government and Government Agency Obligations - 3.2%
		Principal Amount (a)	Value ($)
Germany - 1.7%
German Federal Republic 0% 5/15/35 (Reg. S)	EUR	1,800,000	2,083,754

United Kingdom - 1.5%
United Kingdom, Great Britain and Northern Ireland 1.25% 10/22/41 (Reg. S) (f)	GBP	1,335,000	1,758,713

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,155,483)			3,842,467

Preferred Securities - 29.3%
		Principal Amount (a)	Value ($)
Australia - 1.6%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (d)(e)		1,100,000	1,187,072
5.875% (c)(d)(e)		650,000	724,750
TOTAL AUSTRALIA			1,911,822
Canada - 1.0%
Bank of Nova Scotia:
4.65% (d)(e)		800,000	801,200
4.9% (d)(e)		350,000	376,250
TOTAL CANADA			1,177,450
France - 3.2%
BNP Paribas SA 6.625% (Reg. S) (d)(e)		550,000	597,438
Danone SA 1.75% (Reg. S) (d)(e)	EUR	600,000	709,933
EDF SA 5.25% (Reg. S) (d)(e)		2,300,000	2,389,125
Societe Generale 7.875% (Reg. S) (d)(e)		200,000	220,398
TOTAL FRANCE			3,916,894
Germany - 1.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (d)	EUR	1,400,000	1,631,923

Ireland - 0.5%
AIB Group PLC 6.25% (Reg. S) (d)(e)	EUR	450,000	580,681

Italy - 0.9%
Enel SpA 2.5% (Reg. S) (d)(e)	EUR	900,000	1,085,112

Luxembourg - 3.3%
Aroundtown SA 3.375% (Reg. S) (d)(e)	EUR	1,400,000	1,696,693
CPI Property Group SA 3.75% (Reg. S) (d)(e)	EUR	800,000	906,756
Grand City Properties SA 1.5% (Reg. S) (d)(e)	EUR	1,300,000	1,481,400
TOTAL LUXEMBOURG			4,084,849
Netherlands - 7.7%
AerCap Holdings NV 5.875% 10/10/79 (d)		1,050,000	1,095,665
AT Securities BV 5.25% (Reg. S) (d)(e)		750,000	787,650
Deutsche Annington Finance BV 4% (Reg. S) (d)(e)	EUR	300,000	350,070
Stichting AK Rabobank Certificaten 19.4365% (Reg. S) (d)(e)(g)	EUR	379,300	631,583
Telefonica Europe BV 2.625% (Reg. S) (d)(e)	EUR	900,000	1,063,209
Volkswagen International Finance NV:
2.5%(Reg. S) (d)(e)	EUR	1,395,000	1,630,167
2.7%(Reg. S) (d)(e)	EUR	800,000	949,847
3.375% (Reg. S) (d)(e)	EUR	100,000	122,839
3.875% (Reg. S) (d)(e)	EUR	900,000	1,155,238
4.625% (Reg. S) (d)(e)	EUR	1,300,000	1,697,662
TOTAL NETHERLANDS			9,483,930
Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(e)	EUR	400,000	496,052

Sweden - 2.1%
Heimstaden Bostad AB 3.248% (Reg. S) (d)(e)	EUR	1,500,000	1,780,233
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(e)	EUR	650,000	754,810
TOTAL SWEDEN			2,535,043
Switzerland - 1.9%
Credit Suisse Group AG 7.5% (Reg. S) (d)(e)		1,900,000	2,075,750
UBS Group AG 7% (Reg. S) (d)(e)		200,000	227,500
TOTAL SWITZERLAND			2,303,250
United Kingdom - 5.4%
Aviva PLC 6.125% (d)(e)	GBP	1,010,000	1,425,428
Barclays Bank PLC 7.625% 11/21/22		776,000	831,848
Barclays PLC 7.125% (d)(e)	GBP	200,000	301,803
British American Tobacco PLC 3% (Reg. S) (d)(e)	EUR	1,900,000	2,181,607
HSBC Holdings PLC 6.375% (d)(e)		950,000	1,036,849
National Express Group PLC 4.25% (Reg. S) (d)(e)	GBP	190,000	264,987
SSE PLC 3.74% (Reg. S) (d)(e)	GBP	400,000	556,584
TOTAL UNITED KINGDOM			6,599,106
TOTAL PREFERRED SECURITIES (Cost $35,111,159)			35,806,112

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (h) (Cost $1,712,158)	1,711,816	1,712,158

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 2.5% on a credit default swap with Barclays Bank PLC to buy protection on the 5-Year iTraxx Europe Crossover Series 35 Index expiring June 2026, paying 5% quarterly. (Cost $149,711)	12/15/21	EUR	15,750,000	159,002

TOTAL INVESTMENT IN SECURITIES - 96.9% (Cost $117,595,858)	118,338,531
NET OTHER ASSETS (LIABILITIES) - 3.1%	3,822,860
NET ASSETS - 100.0%	122,161,391

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	7	Dec 2021	715,943	(13,126)	(13,126)
Eurex Euro-Bund Contracts (Germany)	34	Dec 2021	6,688,174	(91,898)	(91,898)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	13	Dec 2021	3,062,006	(117,575)	(117,575)
TME 10 Year Canadian Note Contracts (Canada)	35	Dec 2021	3,955,669	(73,606)	(73,606)

TOTAL BOND INDEX CONTRACTS					(296,205)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	7	Dec 2021	1,540,383	(998)	(998)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	93	Dec 2021	11,415,023	(75,452)	(75,452)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	15	Dec 2021	2,388,281	(75,731)	(75,731)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	47	Dec 2021	6,826,750	(149,231)	(149,231)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	35	Dec 2021	6,687,188	(282,200)	(282,200)

TOTAL TREASURY CONTRACTS					(583,612)

TOTAL PURCHASED					(879,817)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	30	Dec 2021	4,688,885	21,295	21,295
ICE Long Gilt Contracts (United Kingdom)	37	Dec 2021	6,239,203	194,448	194,448

TOTAL SOLD					215,743

TOTAL FUTURES CONTRACTS					(664,074)
The notional amount of futures purchased as a percentage of Net Assets is 35.5%
The notional amount of futures sold as a percentage of Net Assets is 8.9%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	529,019	EUR	456,000	Royal Bank Of Canada	10/01/21	812
EUR	37,000	USD	42,794	JPMorgan Chase Bank, N.A.	10/04/21	65
USD	35,664,000	EUR	30,131,801	JPMorgan Chase Bank, N.A.	10/15/21	753,398
EUR	575,000	USD	679,601	BNP Paribas	10/29/21	(13,228)
EUR	416,000	USD	486,128	BNP Paribas	10/29/21	(4,021)
EUR	27,000	USD	31,693	JPMorgan Chase Bank, N.A.	10/29/21	(402)
EUR	344,000	USD	398,060	JPMorgan Chase Bank, N.A.	10/29/21	606
EUR	503,000	USD	583,853	Royal Bank Of Canada	10/29/21	(921)
EUR	2,101,000	USD	2,485,256	State Street Bank And Trust Co	10/29/21	(50,385)
EUR	497,000	USD	583,047	State Street Bank And Trust Co	10/29/21	(7,068)
EUR	108,000	USD	126,717	State Street Bank And Trust Co	10/29/21	(1,555)
GBP	422,000	USD	584,185	BNP Paribas	10/29/21	(15,563)
GBP	39,000	USD	53,208	Bank Of America NA	10/29/21	(657)
GBP	221,000	USD	302,948	JPMorgan Chase Bank, N.A.	10/29/21	(5,162)
GBP	123,000	USD	166,473	Royal Bank Of Canada	10/29/21	(737)
GBP	138,000	USD	185,637	Royal Bank Of Canada	10/29/21	311
USD	62,076	AUD	84,000	JPMorgan Chase Bank, N.A.	10/29/21	1,342
USD	15,581	CAD	20,000	JPMorgan Chase Bank, N.A.	10/29/21	(209)
USD	58,449	CAD	74,000	Royal Bank Of Canada	10/29/21	27
USD	7,885	CAD	10,000	State Street Bank And Trust Co	10/29/21	(10)
USD	2,201,015	EUR	1,874,000	BNP Paribas	10/29/21	29,217
USD	359,017	EUR	303,000	Brown Brothers Harriman & Co.	10/29/21	7,868
USD	16,481	EUR	14,000	Citibank NA	10/29/21	256
USD	746,610	EUR	631,000	JPMorgan Chase Bank, N.A.	10/29/21	15,337
USD	98,455	EUR	84,000	JPMorgan Chase Bank, N.A.	10/29/21	1,106
USD	44,513	EUR	38,000	JPMorgan Chase Bank, N.A.	10/29/21	475
USD	120,927	EUR	103,000	Royal Bank Of Canada	10/29/21	1,559
USD	23,044,884	EUR	19,486,000	State Street Bank And Trust Co	10/29/21	462,356
USD	487,685	EUR	412,000	State Street Bank And Trust Co	10/29/21	10,214
USD	545,518	EUR	461,000	State Street Bank And Trust Co	10/29/21	11,260
USD	26,962,212	GBP	19,470,000	Royal Bank Of Canada	10/29/21	727,466
USD	1,051,292	GBP	759,000	State Street Bank And Trust Co	10/29/21	28,581

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						1,952,338

Unrealized Appreciation						2,052,256
Unrealized Depreciation						(99,918)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Akzo Nobel NV	Jun 2024	Citibank, N.A.	(1%)	Quarterly	EUR	1,900,000	(52,177)	33,377	(18,800)
Assicurazioni Generali SpA	Dec 2026	BNP Paribas SA	(1%)	Quarterly	EUR	1,020,000	(28,822)	27,360	(1,462)
Axa SA	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,000,000	(15,498)	12,784	(2,714)
BMW Finance NV	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,000,000	(34,371)	33,692	(679)
Barclays PLC	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,000,000	(28,460)	27,134	(1,326)
Daimler AG	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,000,000	(28,887)	27,445	(1,442)
Deutsche Bank AG	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,000,000	(17,087)	15,726	(1,361)
Gas Natural Capital Markets SA	Jun 2022	BNP Paribas SA	(1%)	Quarterly	EUR	1,250,000	(9,410)	5,645	(3,765)
Intesa Sanpaolo SpA	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,000,000	(27,687)	26,823	(864)
Shell International Finance BV	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,000,000	(39,322)	38,097	(1,225)
Societe Generale	Dec 2026	BNP Paribas SA	(1%)	Quarterly	EUR	1,000,000	(22,080)	19,713	(2,367)
Volvo Treas AB	Jun 2024	Citibank, N.A.	(1%)	Quarterly	EUR	300,000	(7,321)	3,997	(3,324)

TOTAL CREDIT DEFAULT SWAPS							(311,122)	271,793	(39,329)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted

Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
USD	-	U.S. dollar
CAD	-	Canadian dollar
AUD	-	Australian dollar

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,390,479 or 6.0% of net assets.

(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Security is perpetual in nature with no stated maturity date.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $869,870.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	8,331,249	36,571,609	43,190,721	2,589	21	-	1,712,158	0.0%
Total	8,331,249	36,571,609	43,190,721	2,589	21	-	1,712,158

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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